UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2025

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2025, Parker-Hannifin Corporation (“Parker”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Prosper Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Parker (“Merger Sub”), Filtration Group Corporation, a Delaware corporation (“Filtration Group”), and, solely in its capacity as the representative for Filtration Group’s securityholders, Filtration Group Equity LLC, a Delaware limited liability company.

Pursuant to the Merger Agreement, Parker has agreed to acquire Filtration Group via a merger transaction (the “Merger”) on a cash-free, debt-free basis for a cash purchase price of $9.25 billion, subject to a net working capital adjustment. Filtration Group, a private company headquartered in Oakbrook Terrace, Illinois, provides complementary and proprietary filtration technologies for critical applications. The purchase price is expected to be financed with new debt and cash on hand.

The Merger Agreement provides that immediately prior to the effective time of the Merger, Filtration Group will merge with and into Merger Sub with Filtration Group surviving as a wholly-owned subsidiary of Parker.

The completion of the Merger is subject to certain closing conditions, including (a) the absence of any temporary restraining order, injunction or other legal order, which would have the effect of making illegal or otherwise prohibiting the completion of the Merger, (b) the receipt of certain governmental and regulatory approvals, including receipt of requisite Hart-Scott-Rodino Act approvals, (c) completion of a preclosing transfer of Filtration Group’s Facet Filtration business to its stockholders, and (d) other customary conditions specified in the Merger Agreement.

The Merger Agreement contains certain representations, warranties, agreements, and covenants of Parker and Filtration Group, including customary operating restrictions on the conduct of the business of Filtration Group and cooperation provisions that apply until the completion of the Merger or termination of the Merger Agreement.

The Merger Agreement also contains customary termination rights for each of Parker and Filtration Group, as well as the right of either Parker or Filtration Group to terminate if the completion of the Merger shall not have occurred prior to February 10, 2027, which date may be extended upon the satisfaction of certain conditions.

The foregoing summary of the Merger Agreement is subject to, and qualified in its entirety by, the text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) may not survive the completion of the Merger and, therefore, could not be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Parker, Filtration Group or any of their respective subsidiaries, affiliates or businesses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1+	Agreement and Plan of Merger, dated November 10, 2025, by and between Parker-Hannifin Corporation, Prosper Merger Sub Corp., Filtration Group Corporation and Filtration Group Equity LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Parker will furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and may also include statements regarding future performance, orders, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance may differ materially from expectations, including those based on past performance.

The risks and uncertainties in connection with such forward-looking statements related to the Merger include, but are not limited to, the occurrence of any event, change or other circumstance that could delay completion of the Merger; the possibility of non-consummation of the Merger and termination of the Merger Agreement; the failure to satisfy any of the conditions to the Merger set forth in the Merger Agreement; the possibility that a governmental entity may prohibit the consummation of the Merger or may delay or refuse to grant a necessary regulatory approval in connection with the Merger, or that in order for the parties to obtain any such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the Merger or cause the parties to abandon the Merger; adverse effects on Parker’s common shares because of the failure to complete the Merger; Parker’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the possibility that the expected synergies and value creation from the Merger will not be realized or will not be realized within the expected time period; the parties being unable to successfully implement integration strategies; and significant transaction costs related to the Merger.

Other factors that may affect future performance are: changes in business relationships with and orders by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms, changes in contract costs and revenue estimates for new development programs; changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Curtis Instruments, Inc.; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination and ability to successfully undertake business realignment activities and the expected costs, including cost savings, thereof; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and other government actions, including related to environmental protection, and associated compliance costs; supply chain and labor disruptions, including as a result of tariffs and labor shortages; threats associated with international conflicts and cybersecurity risks and risks associated with protecting our intellectual property; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; effects on market conditions, including sales and pricing, resulting from global reactions to U.S. trade policies; manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and economic conditions such as inflation, deflation, interest rates and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in the tax laws in the United States and foreign jurisdictions and judicial or regulatory interpretations thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics.

Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and other periodic filings made with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Executive Vice President, General Counsel and Secretary
Date: November 12, 2025